LOAN	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
LOAN

NOTE 7 – loan

I.	2013 Security and Loan Agreement

a.	Loan and Security Agreement

On October 23, 2013, the Company and InspireMD Ltd. entered into a Loan and Security Agreement (the “Loan and Security Agreement”), pursuant to which a lender made a term loan to the Company and InspireMD Ltd. in the aggregate amount of $10 million (the “Loan”). The annual interest rate on the Loan is prime plus 4%, but shall not be reduced below 10.5%. Payments under the Loan and Security Agreement are for the interest portion only for 9 months, followed by 30 monthly payments of principal and interest through the scheduled maturity date on February 1, 2017.

The Company is permitted to prepay all or a portion of the Loan. However, any prepayments of the Loan will be subject to a penalty of (i) 2%, if the prepayment occurs within 12 months of the Loan being requested by the Company and InspireMD Ltd. (the “Advance Date”), (ii) 1%, if the prepayment occurs between 12 and 24 months after the Advance Date, and (iii) 0.5%, if the prepayment occurs more than 24 months after the Advance Date. The Company and InspireMD Ltd. will also pay the lender an aggregate end of term charge (the “End of Term Charge”) of $500,000 when the Loan is paid in full or matures. In addition, upon the occurrence of a change in control, the Company shall prepay the outstanding amount of all principal and accrued interest through the prepayment date and all unpaid lender’s fees and expenses accrued to the date of the repayment (including the End of Term Charge) together with the penalties stated above.

b.	Security Documents

On October 23, 2013, InspireMD Ltd. issued the lender a Fixed Charge Debenture and a Floating Charge Debenture (collectively, the “Israeli Security Agreements”) in order to create a security interest in all the assets and property of InspireMD Ltd., securing the Company’s and InspireMD Ltd.’s obligations under the Loan and Security Agreement. In addition, on October 23, 2013 and November 8, 2013, the Company entered into Deposit Account Control Agreements with the lender and two banking institutions in the US (the “Deposit Account Control Agreements”) in order to perfect the lender’s security interest in the Company’s bank account. Pursuant to the Loan and Security Agreement, the Israeli Security Agreements and the Deposit Account Control Agreement, the Company’s obligations to the lender are secured by a first priority perfected security interest in all of the assets and properties of the Company and InspireMD Ltd., other than the intellectual property of the Company and InspireMD Ltd.

The Company is required under the Loan and Security Agreement to maintain at all times in the bank accounts under the Deposit Account Control Agreements, cash and cash equivalents which may include cash collected from Accounts Receivable by Inspire M.D Ltd. and InspireM.D GmbH within the previous 7 days, and cash transferred to Inspire M.D Ltd. for the settlement of Permitted Indebtedness within the following 7 days, in each unrestricted and unencumbered, in an aggregate amount of at least the lesser of (a) an amount equal to one hundred percent of the then outstanding principal amount of the Term Loan Advance and (b) an amount equal to seventy-five percent of the aggregate amount of all of Borrower’s worldwide cash and cash equivalents.

As of December 31, 2015, the future principal payments obligation for the Loan were as follows:

($ in thousands)
Year Ended December 31:
2016	4,234
2017	776
$5,010